INVESTOR PRESENTATION August 2021 Exhibit 99.3

Forward Looking Statements 2 This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements regarding the development and commercialization of VYNE’s products and product candidates and other statements regarding the future expectations, plans and prospects of VYNE. All statements in this presentation which are not historical facts are forward-looking statements. Any forward-looking statements are based on VYNE’s current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, our ability to successfully develop our BETi platform; the COVID-19 pandemic and its impact on our business operations including our ability to progress a preclinical or clinical trial; adverse events associated with the development and commercialization of VYNE product candidates and approved products; the outcome and cost of preclinical and clinical trials for current and future product candidates; determination by the FDA that results from VYNE’s preclinical and clinical trials are not sufficient to support registration or marketing approval of product candidates; the eligible patient base and commercial potential of VYNE’s product candidates; risks of potential litigation by third-parties regarding infringement of third-party intellectual property; risks that VYNE’s intellectual property rights, such as patents, may fail to provide adequate protection, may be challenged and one or more claims may be revoked or interpreted narrowly or will not be infringed; risks that any of VYNE’s patents may be held to be narrowed, invalid or unenforceable or one or more of VYNE’s patent applications may not be granted and potential competitors may also seek to design around VYNE’s granted patents or patent applications; additional competition in the acne and dermatology markets; inability to raise additional capital on favorable terms or at all; VYNE’s liquidity; VYNE’s ability to recruit and retain key employees; volatility in our stock price may result in rapid and substantial increases or decreases in our stock price that may or may not be related to our operating performance or prospects; and VYNE’s ability to stay in compliance with applicable laws, rules and regulations. For a discussion of other risks and uncertainties, and other important factors, any of which could cause VYNE’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in VYNE’s annual report on Form 10-K for the year ended December 31, 2020 as well as discussions of potential risks, uncertainties, and other important factors in VYNE’s subsequent filings with the U.S. Securities and Exchange Commission. Although VYNE believes these forward-looking statements are reasonable, they speak only as of the date of this presentation and VYNE undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Given these risks and uncertainties, you should not rely upon forward-looking statements as predictions of future events. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. This presentation concerns product candidates that are under clinical investigation. None of such product candidates have been approved for marketing by the FDA or the EMA, and such product candidates are currently limited to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated.

Confidential – For Internal Use Only. VYN201 and VYN202 Bromodomain & Extra-Terminal Domain Inhibition (BETi) in Immunodermatology / Immunology and Inflammation 3

Confidential – For Internal Use Only. 4 Bromodomain & Extra-Terminal Domain Protein Family (BET) • BET family of proteins comprise of BRD2, BRD3, BRD4 and BRDT*. The BET proteins are transcriptional regulators that bind to acetylated lysines on the tails of histones H3 and H4 and regulate chromatin structure and function. • Homology of each protein comprises of two bromodomains and one extra-terminal domain (BDI, BDII and ET). • BET proteins play a key role in regulating gene transcription via epigenetic interactions (“reading”) between the bromodomains and acetylated histones during cell proliferation and differentiation. • Primary research has focused on oncology & cardiovascular disease. Recent research has determined a key role for these targets in regulating B- & T-cell activation and subsequent mediated inflammatory processes.1-4 • As epigenetic readers, BET proteins regulate the recruitment of transcriptional factors that are key to cytokine biosynthesis. • Inhibiting BET proteins blocks transcriptional factor recruitment that prevents cytokine transcription. * Constituously expressed in the testes, regulating spermatogenesis 1. BET Bromodomain Inhibition suppresses human t cell function. ImmunoHorizons, July 2019, 3(7) 294 2. The double bromodomain protein BRD2 promotes B cell expansion and mitogenesis. J Leuko Biol. 2014, Mar 95(3):451 3. Selective targeting of BD1 and BD2 of the BET proteins in cancer and immunoinflammation, Science, 368, 387-394 (2020) 4. Selective inhibition of the BD2 bromodomain of BET proteins in prostate cancer, Nature, 578(7794), 306 (2020)

Bromodomain & Extra-Terminal Domain Proteins – Role in NF-ₖB transcription in inflammatory disease


Cytokines
Cytokine
"Feedback"
Cytokines
P
Ikkβ
Ikka
Ikky
NF-kβ kinase complex activation
P
Ikβ
Activation and translocation of RELA (p65)
p65
p50
Translated
cytokine
RNA
Pol II
P-TefB
BET
Ac
Ac
P
p65
p50
Transcribed
cytokine
kB promoter
Cytosol
Active gene coding for cytokine
Nucleus
BET
inhibition
BET
BETi
Ac
Ac
P
p65
p50
kB promoter
Inactive gene

Inhibition of cytokine transcription

5

Confidential – For Internal Use Only. BET Inhibitor Strategy Targeting BRD4 6 Bromodomain & Extra Terminal protein with two bromodomains (BDI and BDII) BDI BDII Topical VYN201 binds to both BDI and BDII Oral VYN202 binds to BDII only VYN201 Topical “soft” Pan-BD BET inhibitor Broad activity • Possibility to impact on diseases involving multiple, diverse inflammatory cell signaling pathways Low oral safety margin • 2-fold therapeutic index (binding to BDI is implicated in a low safety margin) Competition • Almost all BET inhibitors in development bind to BDI and BDII and are orally delivered Applicability • Rare, life-threatening/limiting neutrophilic dermatoses such as pyoderma gangrenosum, palmoplantar pustulosis and generalized pustular psoriasis. Systemic exposure mitigation via topical application of a metabolically unstable active VYN202 Oral BDII-selective BET inhibitor Focused activity • Less opportunity for global immunosuppression that occurs with many oral JAKi, glucocorticosteroids • Highly selective inhibition of BET proteins Good oral safety margin • 25-fold therapeutic index has been demonstrated by others • Lack pan-BET safety liabilities Applicability • Immuno-inflammatory indications such as rheumatoid arthritis, ulcerative colitis/Crohn's and multiple sclerosis. • Myeloproliferative neoplastic disorders such as polycythemia vera and myelofibrosis. JAKi – Janus kinase inhibitors